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                                                                Exhibit 99.1

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This Amendment to that certain Employment Agreement (the "Agreement") by and between Lynn Harton ("Harton") and Union Planters Bank, N.A. ("UPB") the predecessor of Regions Bank, a subsidiary of Regions Financial Corporation (the "Company"), is made and entered into as of the 1st day of July, 2006, by and between the Employee and the Company, to be effective as of that date.

         WHEREAS the Agreement term will expire on July 1, 2006, and

         WHEREAS the Company wishes to retain the services of Harton, and

         WHEREAS Harton wishes to remain employed by the Company,

         NOW THEREFORE, pursuant to Section 8 of the Agreement, and in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Company will assume all obligations of UPB pursuant to the Agreement and not inconsistent with this Amendment.

2. Term. Section 3 of the Agreement shall be amended to provide "for a period commencing on July 1, 2006 and continuing for three (3) years . . ."

3. Change of Control. The text of Section 5(d), including the Agreement's Exhibit D ("old Exhibit D") is deleted and replaced with the following:

         The July 1, 2004 merger of Union Planters Corporation and the Company shall not be considered a Change of Control pursuant to this or any other Agreement between Harton and the Company. Exhibit "D" hereto shall be applicable to any subsequent Change of Control as that term is defined therein.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.


                                         REGIONS FINANCIAL CORPORATION

                                         By:  /s/ John M. Daniel
                                              ---------------------------------
                                         Name     John M. Daniel
                                             ----------------------------------
                                         Title:   Executive VP - H.R.
                                               --------------------------------


                                         EMPLOYEE


                                         Name: /s/ H. Lynn Harton
                                              ---------------------------------


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                                    EXHIBIT D
                                CHANGE OF CONTROL

         The following terms and conditions govern the circumstances of a Change of Control as defined herein:

         1.  Certain Definitions.

                  (a) "Accrued Compensation" shall mean the sum of: (i) the Employee's annual base salary through the Termination Date, to the extent not theretofore paid, (ii) reimbursement (in accordance with the Company's expense reimbursement policy) for reasonable and necessary business expenses incurred by the Employee on behalf of the Company prior to the Termination Date, (iii) Employee's accrued and unused vacation pay (in accordance with the Company's vacation policy) to the extent not theretofore paid, and (iv) bonuses and incentive compensation to which the Employee is entitled under the terms of applicable bonus or incentive plans or awards maintained by the Company.

                  (b) "Affiliate" shall mean any entity directly or indirectly controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

                  (c) "Base Amount" shall mean the Employee's annual base salary at the rate in effect at the date hereof or, if greater, at any time hereafter prior to the Effective Date of the Change of Control, determined without regard to any salary reduction or deferred compensation elections made by the Employee.

                  (d) "Bonus Amount" shall mean the highest bonus paid or payable to Employee by the Company in respect of any of the three (3) full fiscal years ended prior to the Effective Date of the Change of Control.

                  (e)  "Cause" shall mean:

                           (i) the willful and continued failure of the Employee
                  to perform substantially the Employee's reasonably assigned duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness), which failure continued for a period of at least thirty (30) days after a written demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Employee specifying the manner in which the Employee has failed substantially to perform, or



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                           (ii) the Employee's breach of fiduciary duty
                  involving personal profit, commission of a felony or a crime involving fraud or moral turpitude, or material breach of any provision of his Employment Agreement, or

                           (iii) the willful engaging by the Employee in illegal
                  conduct or gross misconduct which is materially injurious to the Company.

                  Notwithstanding the foregoing, no termination of the Employee's employment shall be for Cause until (i) there shall have been delivered to the Employee a Notice of Termination, and (ii) within fifteen days thereafter, the Employee shall have been provided an opportunity to be heard in person by the Compensation Committee of the Board or a review panel appointed by the Compensation Committee of the Board.

                  For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was legal, proper, and in the best interests of the Company. Any act, or failure to act, based upon authority and directives given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. Notwithstanding anything set forth in this Exhibit to the contrary, no failure to perform by the Employee after a Notice of Termination is given by the Employee to the Company shall constitute Cause for the purposes of this Exhibit.

                  (f) "Change of Control" shall mean any of the following events:

                           (i) the acquisition by any "Person" (as the term
                  "person" is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote in the election of directors (the "Voting Securities"); or

                           (ii) individuals who, as of the date hereof,
                  constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Incumbent Directors then on the Board, or the Nominating & Corporate Governance Committee of the Board, shall be an Incumbent Director, unless such individual is initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual


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                  or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (iii) The consummation of a merger, consolidation,
                  reorganization, statutory share exchange, or similar form of corporate transaction involving the Company, the sale or other disposition of all or substantially all of the Company's assets, or the acquisition of assets or stock of another entity by the Company (each a "Business Combination"), unless such Business Combination is a "Non-Control Transaction." A "Non-Control Transaction" is a Business Combination immediately following which the following conditions are met:

                                    (A) the stockholders of the Company
                           immediately before such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then-outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such Business Combination owns the Company or all of substantially all of the Company's assets or stock either directly or through one or more subsidiaries) (the "Surviving Corporation") in substantially the same proportion as their ownership of the Company Voting Securities immediately before such Business Combination;

                                    (B) at least a majority of the members of
                           the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the execution of the initial Business Combination agreement; and

                                    (C) no person other than (i) the Company or
                           any of its subsidiaries, (ii) the Surviving
                           Corporation or its ultimate parent corporation, or
                           (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company immediately prior to such Business Combination beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities entitled to vote in the election of directors; or

                           (iv) Approval by the stockholders of the Company of
                  a complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more


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         than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change of Control shall occur.

                  (g) "Company" shall mean Regions Financial Corporation, its successors and assigns.

                  (h) "Disability" shall mean that the Employee has become eligible to receive benefits under any group long-term disability plan or policy maintained by the Company or any of its Affiliates that is by its terms applicable to the Employee.

                  (i) "Effective Date" shall mean the first date on which a Change of Control occurs.

                  (j) "Good Reason" shall mean the occurrence, after a Change of Control (or within six (6) months prior to a Change of Control if such occurrence (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control), of any of the following events or conditions:

                           (i) a material adverse change in the Employee's
                  responsibilities as in effect immediately prior to the Change in Control (or immediately prior to the beginning of such six-month period, as the case may be), provided that "material adverse change" shall not include any change in Employee's title, lines of reporting, or internal job classification;

                           (ii) a reduction in aggregate of the Employee's
                  annual base salary and bonus below the aggregate of the Base Amount and the Bonus Amount;

                           (iii) the Company requiring the Employee to be based
                  at any location that is more than thirty-five (35) miles from the Employee's regular place of employment immediately prior to the Change of Control (or immediately prior to the beginning of such six-month period, as the case may be);

                           (iv) the failure by the Company to pay to the
                  Employee any portion of the Employee's current compensation, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company in which the Employee participated, within seven (7) days of the date such compensation is due;



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                           (v) the taking of any action by the Company that
                  results in a reduction in the Employee's aggregate level of benefits immediately prior to the Change of Control (or immediately prior to the beginning of such six-month period, as the case may be) under compensation plans or employee benefit plans in which the Employee participates (including any ongoing substitute or alternative plan), such that the reduction is material to the Employee's total compensation and benefits; or

                           (vi) any failure of the Company to comply with and
                  satisfy Section 8(c) of this Exhibit.

                  The Company shall have an opportunity to cure any claimed event of Good Reason within 30 days of receipt of Notice of Termination from the Employee. The Company shall notify the Employee of the timely cure of any claimed event of Good Reason and the manner in which such cure was effected, and any Notice of Termination delivered by the Employee based on such claimed Good Reason shall be deemed withdrawn.

                  (k) "Notice of Termination" shall mean written notice, following a Change of Control, of termination of the Employee's employment signed by the Employee if to the Company or by a duly authorized officer of the Company if to the Employee, which indicates the specific termination provision in this Exhibit relied upon if termination is for Cause and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Employee's employment under the provision so indicated.

                  (l) "Termination Date" shall mean (i) in the case of the Employee's death, the date of the Employee's death, (ii) if the Employee's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of the Employee's duties on a full-time basis during such thirty (30) day period), and (iii) if the Employee's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days, and in the case of a termination for Good Reason shall not be more than sixty
         (60) days, from the date such Notice of Termination is given).

         2. Term of this Exhibit. This Exhibit D shall not be sufficient as an agreement unto itself, but rather is governed by the term of Harton's Employment Agreement, as amended.

         3. Termination of Employment. If the Employee's employment with the Company and with its Affiliates is terminated within twenty-four (24) months following a Change of Control (or within six (6) months prior to a Change of Control if such termination (i) was at the request


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of a third party who has taken steps reasonably calculated to effect a Change of
Control or (ii) otherwise arose in connection with or anticipation of a Change of Control), the Employee shall be entitled to the following compensation and benefits:

                  (a) If such termination of the Employee's employment is (i) by the Company for Cause or Disability, (ii) by reason of the Employee's death, or (iii) by the Employee other than for Good Reason, the Company shall pay to the Employee the Employee's Accrued Compensation.

                  (b) If such termination of the Employee's employment is (i) by the Company without Cause, or (ii) by the Employee for Good Reason, the Company shall pay to the Employee the aggregate of the Employee's Accrued Compensation plus an amount equal to three times the sum of the Employee's Base Amount and Bonus Amount.

                  (c) The amounts provided for in Section 3(a) and 3(b) shall be paid in a single lump sum cash payment within thirty (30) days after the Employee's Termination Date; provided that, if the Employee has elected a different payout date in a prior deferral election with respect to any Accrued Compensation consisting of compensation previously deferred by the Employee (together with any accrued interest or earnings thereon), such deferred amounts shall be paid pursuant to the terms of such election. Notwithstanding the above, in the event the Employee is a "specified employee" at the time a payment, other than Accrued Compensation, is to be made under this Exhibit, such payment shall be made on the date that is the later of: (1) the date that is six months after the Employee's separation from service with the Company, as determined in accordance with applicable Treasury regulations pursuant to Section 409A of the Internal Revenue Code ("Code"); and (2) the date the payment would otherwise be made. For this purpose, "specified employee" shall mean a specified employee as defined in Treasury regulations pursuant to Section 409A of the Code, with an identification date of December 31. Such designation shall be applicable for the period of April 1 though March 31 beginning after the identification date.

                  (d) The severance pay and benefits provided for in this
         Section 3 shall be in lieu of any other severance pay to which the Employee shall be entitled under the Company's Severance Pay Plan or any other plan, agreement, or arrangement of the Company or any Affiliate. The Employee's entitlement to any other benefits (other than additional severance pay) shall be determined in accordance with the Company's employee benefit plans and other applicable programs and practices then in effect.

         4.  Excise Tax Limitation.

                  (a) Anything in this Exhibit to the contrary notwithstanding, in the event it shall be determined that any benefit, payment or distribution by the Company to or for the benefit of the Employee (whether payable or distributable pursuant to the terms of this


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         Exhibit or otherwise) (a "Payment") would, if paid, be subject to the excise tax (the "Excise Tax") imposed by Section 4999 of the Code, then the Payments shall be modified or reduced to the extent necessary of avoid the imposition of the Excise Tax. Such reduction shall come from the cash Payment or Payments that are due earliest following termination of employment.

                  (b) All determinations required to be made under this Section 4, including whether an Excise Tax would otherwise be imposed and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young LLP or such other certified public accounting firm as may be designated by the Board (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of Notice of Termination from the Employee (not subject to contest), or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Board may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Payments hereunder will have been unnecessarily limited by this Section 4 ("Underpayment"), consistent with the calculations required to be made hereunder. The Accounting Firm shall determine the amount of the Underpayment that has occurred, and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.




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